3Q 2017 Earnings Call 18 August 2017 Exhibit 99.3 (Furnished herewith) 23

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 24

3Q 2017 Overview ($ millions except where noted) 3Q 2017 3Q 2017 vs. 3Q 2016 Net Sales & Revenues $7,808 16% Net Sales (equipment operations) $6,833 17% Net Income (attributable to Deere & Company) $642 31% Diluted EPS ($ per share) $1.97 27% 25

3Q 2017 Overview Equipment Operations 3Q 2017 vs. 3Q 2016 Net Sales 17% Price realization Currency translation 1 point Flat 26

Worldwide Agriculture & Turf 3Q 2017 Overview ($ millions) 3Q 2017 3Q 2017 vs. 3Q 2016 Net Sales $5,338 13% Operating Profit* $685 20% *3Q 2017 operating profit impacted by: + Shipment volumes + Price realization Production costs Warranty costs Selling, Administrative & General expenses 27

Global Grains Production and Consumption Source: USDA FAS, August 2017 28 0 500 1,000 1,500 2,000 2,500 3,000 01/02 03/04 05/06 07/08 09/10 11/12 13/14 15/16 17/18F Million Metric Tons Production Consumption

Global Grains Stocks-to-Use 10 Year Average = 22% Source: USDA FAS, August 2017 29 10% 15% 20% 25% 30% 0 200 400 600 800 01/02 03/04 05/06 07/08 09/10 11/12 13/14 15/16 17/18F Million Metric Tons Ending Stocks S/U Ratio

Global Grains (Less China) Stocks-to-Use 10 Year Average = 17% Source: USDA FAS, August 2017 30 10% 15% 20% 25% 30% 0 200 400 600 800 01/02 03/04 05/06 07/08 09/10 11/12 13/14 15/16 17/18F Million Metric Tons Ending Stocks S/U Ratio

U.S. Net Cash Farm Income 10 Year Average = $105.5 Source: USDA ERS, February 2017 31 $0 $25 $50 $75 $100 $125 $150 2001 2003 2005 2007 2009 2011 2013 2015 2017F $ Billions (Nominal)

U.S. Cropland Value Source: USDA NASS, August 2017 32 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2001 2003 2005 2007 2009 2011 2013 2015 2017 $ per Acre Iowa Illinois Indiana U.S.

U.S. Cropland Cash Rent Source: USDA NASS, August 2017 33 $0 $50 $100 $150 $200 $250 $300 2001 2003 2005 2007 2009 2011 2013 2015 2017 $ per Acre Iowa Illinois Indiana U.S.

Agriculture & Turf Retail Sales Industry Outlook Fiscal 2017 Forecast Previous Forecast U.S. and Canada Ag ~ 5% ~ 5% EU 28 Ag Flat to down 5% Flat to down 5% South America Ag (tractors and combines) ~ 20% ~ 20% Asia Ag Flat to down slightly Flat to up slightly U.S. and Canada Turf and Utility ~ Flat ~ Flat Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 34

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal 2017 Forecast Previous Forecast Net Sales ~ 9% ~ 8% Currency translation ~ 1 point ~ Flat Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 35

Worldwide Construction & Forestry 3Q 2017 Overview ($ millions) 3Q 2017 3Q 2017 vs. 3Q 2016 Net Sales $1,495 29% Operating Profit* $110 104% *3Q 2017 operating profit impacted by: + Shipment volumes Selling, Administrative & General expenses Sales-incentive expenses Production costs 36

Worldwide Construction & Forestry U.S. Economic Indicators (annual percentage rate* except where noted) Fiscal 2017 Forecast Previous Forecast GDP Growth 2.2% 2.3% Housing Starts (thousands) 1,214 1,258 Total Construction Investment 3.0% 3.3% Government Construction Investment 1.7% 0.1% * Change from prior year in real dollars Source: IHS Global Insight, Calendar Year Estimates – July 2017 (previous forecast as of April 2017) 37

Worldwide Construction & Forestry Deere & Company Outlook Fiscal 2017 Forecast Previous Forecast Net Sales ~ 15% ~ 13% Currency translation ~ Flat ~ Flat Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 38

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.27% 15 Year Average Source: Deere & Company forecast as of 18 August 2017 39 0.0% 0.5% 1.0% 1.5% 2.0% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017F 10 Year Average

Worldwide Financial Services ($ millions) 3Q 2017 Fiscal 2017 Forecast Previous Forecast Net Income (attributable to Deere & Company) $131.2 ~ $475 ~ $475 Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 40

Consolidated Trade Receivables & Inventory ($ millions) 3Q 2017* Fiscal 2017 Forecast** Previous Forecast** Agriculture & Turf $589 ~ $575 ~ $225 Construction & Forestry $278 ~ $375 ~ $175 Total (as reported) $867 ~ $950 ~ $400 Total (constant exchange) $704 ~ $775 ~ $400 * Change at 30 July 2017 vs. 31 July 2016 ** Forecasted change at 29 October 2017 vs. 30 October 2016 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 41

3Q 2017 Fiscal 2017 Forecast Previous Forecast COS (percent of Net Sales) 77.1% ~ 77% ~ 77% Cost of Sales Equipment Operations Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 42

3Q 2017 vs. 3Q 2016 Fiscal 2017 Forecast Previous Forecast R&D Expense 1% ~ 1% ~ 1% Research & Development Expense Equipment Operations Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 43

Selling, Administrative & General Expense Equipment Operations 3Q 2017 vs. 3Q 2016 Fiscal 2017 Forecast Previous Forecast SA&G Expense 12% ~ 11% ~ 7% Incentive compensation Commissions paid to dealers Acquisition-related activities Voluntary separation program Currency translation 4 points 3 points 2 points Flat Flat ~ 2 points ~ 2 points ~ 2 points ~ 2 points ~ 1 point ~ 2 points ~ 1 point ~ Flat ~ 2 points ~ Flat Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 44

3Q 2017 Fiscal 2017 Forecast Previous Forecast Effective Tax Rate 27% 30-32% 32-34% Income Taxes Equipment Operations Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 45

Net Operating Cash Flows Equipment Operations Fiscal 2017 Forecast* ~ $2.9 billion * Previous forecast ~ $3.1 billion Note: 2008-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 46 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F $ Millions

Deere & Company Outlook Fiscal 2017 Forecast ($ billions except where noted) 4Q 2017 Forecast Fiscal 2017 Forecast Previous Forecast Net Sales (equipment operations) ~ 24% ~ 10% ~ 9% Price realization Currency translation ~ 1 point ~ 2 points ~ 1 point ~ 1 point ~ 1 point ~ Flat Net Income (attributable to Deere & Company) ~ $2.075 ~ $2.0 Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 47

Appendix 48

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Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing Deere Use-of-Cash Priorities 50

Sources and Uses of Cash Fiscal 2004-2016 Equipment Operations $ Millions ~ 61% of cash from operations returned to shareholders * Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including the effect of exchange rates on cash and cash equivalents Note: “Cash from Operations” adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company SEC filings = Source of Cash = Use of Cash 51 $4,287 $3,141 $35,002 $835 $10,060 $1,325 $3,102 $7,084 $14,427 $987 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Beginning Cash & Cash Equivalents (Fiscal 2004) Cash From Operations Divestitures, net of Acquisitions Capital Expenditures Investment in Financial Services Net Change in Debt and Intercompany Balances Dividends Share Repurchase, net of Common Stock Issuances Other* Ending Cash & Cash Equivalents (Fiscal 2016)

Deere Quarterly Dividends Declared 1Q 2004 – 3Q 2017 * Adjusted for 2 for 1 stock split on 26 November 2007 Dividend raised 114% since 2010 52 $0.11 $0.28 $0.60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2004 2005 2006 2007* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 2004–3Q 2017: Cumulative cost of repurchases $16.4 billion Shares repurchased 245.0 million Average repurchase price $66.96 December 2013 authorization of $8 billion: Amount remaining $3.3 billion 30 July 2017 period ended basic shares 321.3 million 3Q 2017 average diluted shares 325.1 million Share Repurchase 35% net share reduction since 2004 53 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2005 2007 2009 2011 2013 2015 2017 YTD $ Billions Millions of Shares* Shares Repurchased Amount Spent

Pension and OPEB Expense ($ millions) 3Q 2017 Fiscal 2017 Forecast Previous Forecast Pension and OPEB Expense $12 ~ $30 ~ $35 Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 54

($ millions) Fiscal 2017 Forecast Previous Forecast Capital Expenditures ~ $650 ~ $650 Depreciation and Amortization ~ $850 ~ $850 Pension/OPEB Contributions ~ $115 ~ $100 Other Information Equipment Operations Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 55

Economic Update EU 28 * Includes wheat, barley, corn, sunflower seed, rapeseed, soybean, sugar beet, cotton, rice Source: IHS Global Insight, May 2017 Source: EU Com, LTO, IFCN, July 2017 Deere & Company forecast as of 18 August 2017 56 $0 $30 $60 $90 $120 $150 2008 2011 2014 2017F US$ Billions Crop Value of Production* € 120 € 180 € 240 € 300 € 360 € 420 € 220 € 270 € 320 € 370 € 420 € 470 2008 2011 2014 2017F Beef meat and Pork meat - € per 100 kg Milk - € per MT Dairy, Beef and Pork Prices Milk Milk 10yr avg Beef meat Beef meat 10yr avg Pork meat Pork meat 10yr avg

Economic Update Brazil * Includes key grains, ethanol, sugar Source: IHS Global Insight, May 2017 10.5% 7.5% Note: PSI-FINAME was key credit line for machinery acquisition 2011–2014; Moderfrota is currently the most attractive credit line Source: ABIMAQ (Brazilian Association of Machinery & Equipment) and BNDES Eligible Finance Rates for Agriculture Equipment 57 $0 $30 $60 $90 $120 $150 2008 2011 2014 2017F US$ Billions Crop Value of Production* Farmers with Annual Revenues >R$90M Farmers with Annual Revenues <R$90M 2011 2013 2015 2017 All Farmers 12% 10% 8% 6% 4% 2% 0%

Economic Update Other Selected Markets * Includes corn, wheat, rice, barley, sorghum, oilseeds, peanut, sugar, cotton Source: IHS Global Insight, May 2017 58 $0 $75 $150 $225 $300 2008 2011 2014 2017F US$ Billions China - Crop Value of Production* $0 $75 $150 $225 $300 2008 2011 2014 2017F US$ Billions India - Crop Value of Production*

Source: USDA, 31 July 2017 U.S. Farm Commodity Prices 59 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0 $4 $8 $12 $16 $20 2004 2006 2008 2010 2012 2014 2016 Cotton - $ per Pound $ per Bushel Cotton Wheat Corn Soybeans

($ per bushel except where noted) 2015/16 2016/17 Estimate 2017/18 Projection Previous 2017/18 Corn $3.61 $3.35 $3.30 $3.40 Soybeans $8.95 $9.50 $9.30 $9.30 Wheat $4.89 $3.89 $4.80 $4.25 Cotton ($ per pound) $0.61 $0.68 $0.61 $0.64 U.S. Farm Commodity Prices Source: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 60

(millions) 2016/17 Estimate 2017/18 Projection Corn 86.7 83.5 Soybeans 82.7 88.7 Wheat 43.9 38.1 Cotton 9.5 11.1 Source: Deere & Company forecast as of 18 August 2017 U.S. Acres Harvested 61

(bushels per acre except where noted) 2016/17 Estimate 2017/18 Projection Corn 174.6 169.5 Soybeans 52.1 49.4 Wheat 52.6 45.6 Cotton (pounds per harvested acre) 867 892 Source: Deere & Company forecast as of 18 August 2017 U.S. Crop Yields 62

Global Stocks-to-Use Ratios Source: USDA, 10 August 2017 Cotton Wheat Corn Soybeans 63 0% 20% 40% 60% 80% 100% 120% 0% 10% 20% 30% 40% 50% 60% 1996 1999 2002 2005 2008 2011 2014 2017P Cotton Ratios

U.S. Farm Cash Receipts Source: 2001–2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 18 August 2017 64 $0 $100 $200 $300 $400 $500 2001 2003 2005 2007 2009 2011 2013 2015 2017F $ Billions Crops Livestock Government Payments

U.S. Farm Cash Receipts ($ billions) 2015 2016 Forecast 2017 Forecast Previous 2017 Crops $185.7 $187.7 $186.7 $186.7 Livestock $189.8 $168.2 $168.2 $168.2 Government Payments $10.8 $13.0 $12.5 $12.5 Total Cash Receipts $386.3 $368.9 $367.4 $367.4 Source: 2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 65

U.S. Net Farm Cash Income ($ billions) 2015 2016 Forecast 2017 Forecast Previous 2017 Total Cash Receipts $386.3 $368.9 $367.4 $367.4 Other Farm-Related Income $34.3 $30.6 $34.4 $34.4 Gross Cash Income $420.6 $399.5 $401.8 $401.8 Cash Expenses ($315.9) ($307.6) ($308.3) ($308.3) Net Cash Income $104.7 $91.9 $93.5 $93.5 Source: 2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 18 August 2017 (previous forecast as of 19 May 2017) 66

U.S. Farm Balance Sheet Source: 1973–2015: USDA, 7 February 2017 2016F–2017F: Deere & Company forecast as of 18 August 2017 67 10% 15% 20% 25% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1973 1977 1981 1985 1989 1993 1997 2001 2005 2009 2013 2017F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

July 2017 Retail Sales and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 3% Double digits 2WD Tractors (40 < 100 PTO hp) 2% In line with the industry 2WD Tractors (100+ PTO hp) 23% More than the industry 4WD Tractors 11% Single digit Combines 6% Double digits Deere Dealer Inventories*** U.S. and Canada Ag 2017 2016 2WD Tractors (100+ PTO hp) 31% 37% Combines 26% 20% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 68

Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Single digit Construction & Forestry First-in-the-Dirt Settlements Single digit Single digit July 2017 Retail Sales Retail Sales EU 28 Ag Deere* Tractors Single digit Combines Single digit * Based on internal sales reports 69

Deere & Company’s 4Q 2017 earnings call is scheduled for 9:00 a.m. central time on Wednesday, 22 November 2017 70